UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 14, 2014
BLYTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13026 (Commission File Number)	36-2984916 (IRS Employer Identification No.)

One East Weaver Street, Greenwich, Connecticut 06831
(Address of Principal Executive Offices)      (Zip Code)
Registrant’s Telephone Number, including Area Code (203) 661-1926
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On May 14, 2014, Robert H. Barghaus, the Vice President and Chief Financial Officer of Blyth, Inc. (“Blyth” or the “Company”), notified the Board of Directors of the Company of his intention to retire from the Company and its affiliates. The Board of Directors accepted the notice of Mr. Barghaus’s retirement, which will be effective on August 1, 2014 or shortly thereafter (the “Retirement Date”). Mr. Barghaus will continue to serve as the Company’s Chief Financial Officer until the Retirement Date, and thereafter may continue to provide consulting services to the Company. A copy of the press release announcing Mr. Barghaus’s retirement, as well as the appointments described in paragraphs (c)(1) and (c)(2) below, is attached hereto as Exhibit 99.1.

(c)(1)    On May 14, 2014, the Board of Directors approved the appointment, effective as of the Retirement Date, of Jane F. Casey, age 62, as Vice President and Chief Financial Officer, in which capacity she will serve as our principal financial officer. Ms. Casey has been with Blyth since 1996, most recently serving as Vice President, Investor Relations and Special Projects since May 2013, and as Treasurer from February 2005, in which capacity she oversaw all tax and treasury operations, including risk and insurance, as well as corporate facilities and payroll. Prior to assuming the role of Treasurer, Ms. Casey was responsible for Blyth’s Investor Relations and Corporate Communications and the firm’s Human Resources and Organizational Development activities. Ms. Casey began her career in financial services, working in both corporate staff and line positions at Citibank, N.A. and Merrill Lynch & Co., where she headed Corporate Business Analysis, prior to her joining its real estate and relocation-related subsidiaries.

(c)(2)    On May 14, 2014, the Board of Directors approved the appointment, effective as of the Retirement Date, of Joseph T. Cirillo, age 53, as Vice President, Controller and Chief Accounting Officer, in which capacity he will serve as our principal accounting officer. Mr. Cirillo joined Blyth in 1999 as controller of the newly formed European Wholesale Group. In 2002, he was appointed Corporate Director of Financial Planning & Analysis, which included oversight of Blyth’s budgeting and forecasting process, strategic analysis, capital expenditure management and support of the global services division. In 2007 he was named Vice President, Reporting & Planning, with responsibility for the company’s external reporting to the SEC, management reporting, accounting information systems and financial planning and analysis. In 2012, Mr. Cirillo assumed oversight of the corporate tax function. Prior to joining Blyth, Mr. Cirillo was Controller of International Operations for Combe Inc., a manufacturer and wholesaler of health and beauty aid products in White Plains, NY. Before Combe, he was Accounting Manager for Paco Rabanne Perfumes. Mr. Cirillo began his career with Coopers & Lybrand in New York, NY and he is a Certified Public Accountant.
(c)(3)    The information required by Item 5.02(c)(3) of Form 8-K with respect to Ms. Casey and Mr. Cirillo is unavailable as of the date hereof, and the Company will file an amendment to this Form 8-K containing such information within four business days after the information is determined or becomes available.

(e)    In connection with Mr. Barghaus’s announced retirement, the Company agreed to provide certain benefits to him in consideration for a customary release and waiver of claims from him and his agreement to be available to provide consulting services to the Company, all of which is subject to the execution of definitive documentation. The Company agreed to provide to Mr. Barghaus the following retirement benefits:

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the Company waived the requirement that he be employed on the vesting date in order that 6,216 restricted stock units and $102,289 of deferred cash vest, all of which will vest and be paid to him on March 15, 2015 (the scheduled vesting date) as if he had been employed on such date; and

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payment, at the time annual bonuses are paid to employees generally, but no later than March 15, 2015, of a prorated annual bonus in an amount equal to the annual bonus he would have received under the Company’s Management Performance Incentive Program if he had been employed on the date such bonuses are paid, based on any applicable performance conditions, multiplied by a fraction the numerator of which is the number of days in 2014 until the Retirement Date, and the denominator of which is 365.

The foregoing summary of Mr. Barghaus’s retirement benefits does not purport to be complete and is subject to and qualified in its entirety by reference to the terms and conditions of his retirement agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014.

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a)    The Company held its Annual Meeting on May 14, 2014.
(b)    Of the 16,042,510 shares of common stock issued and outstanding as of the record date, 14,069,786 shares of common stock (approximately 87.7%) were present or represented by proxy at the Annual Meeting. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.
Proposal 1: Election of Directors

Name	For	Withheld
Jane A. Dietze	9,628,949	66,438
Robert B. Goergen	9,501,856	193,531
Robert B. Goergen, Jr	9,627,516	67,871
Neal I. Goldman	9,547,556	147,831
Andrew Graham	9,631,080	64,307
Brett M. Johnson	9,550,154	145,233
Ilan Kaufthal	9,583,488	111,899
James M. McTaggart	9,551,054	144,333
Howard E. Rose	9,630,407	64,980

Proposal 2: Advisory Vote on Executive Compensation
The stockholders voted in favor of the compensation of the Company's named executive officers as disclosed in the proxy statement for the 2014 Annual Meeting of Stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,662,715	268,109	764,563	4,374,399

Proposal 3: Approval of the ViSalus, Inc. 2012 Omnibus Incentive Plan pursuant to Internal Revenue Code Section 162(m).
The stockholders approved the ViSalus, Inc. 2012 Omnibus Incentive Plan pursuant to Internal Revenue Code Section 162(m).

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,600,285	84,080	11,022	4,374,399

Proposal 4: Ratification of the Appointment of Independent Auditors

The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.

Votes For	Votes Against	Abstentions
13,988,545	73,477	7,764

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release related to organizational matters dated May 16, 2014

99.2
ViSalus, Inc. 2012 Omnibus Incentive Plan (incorporated by reference to Exhibit A to Blyth, Inc.’s Proxy Statement for its 2014 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 3, 2014)

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements are identifiable by words or phrases such as “anticipates,” “intends,” “expects,” “believes” and “will,” and similar words and phrases. Forward-looking statements are subject to a number of factors that could cause actual results and/or the timing of events to differ materially from those set forth in this Form 8-K. Additional information about the risk factors to which we are exposed and other factors that may adversely affect these forward-looking statements is contained in our reports and filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014. Investors should not place undue reliance on forward-looking statements as predictions of future results. We undertake no obligation to update or revise any forward-looking statements to reflect developments or information obtained after the date of this press release except as otherwise required by law.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.

Date: May 20, 2014	By: /s/ Michael S. Novins__________
Name: Michael S. Novins Title: Vice President and General Counsel

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